MERRILL LYNCH
MUNICIPAL
INTERMEDIATE
TERM FUND



FUND LOGO



Quarterly Report

July 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.











Merrill Lynch Municipal
Intermediate Term Fund
Merrill Lynch Municipal
Series Trust
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper

MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND



Officers and
Trustees

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



TO OUR SHAREHOLDERS


The Municipal Market
Environment
During the three months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields declined 65 basis points (0.65%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt bond yields in recent months was even more impressive given that the municipal market lost much of the technical support it enjoyed for over a year. In previous quarters, new tax-exempt bond issuance was declining, or at least stable. However, over the last three months, many municipal bond issuers viewed the recent decline in bond yields as an opportunity to both issue new debt as well as replace older, higher-couponed issues with lower-yielding issues. Consequently, during the July 31, 1997 quarter, new tax-exempt bond issuance totaled over $54 billion, an increase of over 15% compared to the July 31, 1996 quarter levels.

The decline in municipal bond yields also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors become more acclimated to the current levels. If interest rates stabilize, we expect investor demand to return to earlier levels. In addition, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, much of these assets should be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance was largely borrowed from issuance originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings reducing future supply. Unless the current positive economic fundamentals undergo immediate and meaningful deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.


Portfolio Strategy
During the three months ended July 31, 1997, we adopted a more aggressive portfolio strategy because economic data indicated a moderation in activity and benign inflation. In addition, an agreement on a Federal budget accord appeared to be highly likely. Also, at the beginning of the July quarter, yields in the intermediate maturity range were near their highs for the year, so we believed that it was an appropriate time to increase the duration of the Fund by reducing the cash reserves. We continued to emphasize the purchase of higher-coupon issues with extended call protection in high-tax states whenever possible, since they offered the best risk/reward relationship.

Looking ahead, we expect to temporarily decrease the duration of the Fund with the expectation that the intermediate maturity range may see yields readjust higher in anticipation of an increase in new-issue supply. We view this anticipated increase in yields as an opportunity to purchase more attractively priced bonds.


In Conclusion
We thank you for your support of Merrill Lynch Municipal
Intermediate Term Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



August 28, 1997




PERFORMANCE DATA



About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).
  None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



PERFORMANCE DATA (continued)

Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*    % Change**
10/31/88--12/31/88        $ 9.45      $ 9.29                --                  $0.117           - 0.45%
1989                        9.29        9.41                --                   0.606           + 8.07
1990                        9.41        9.31                --                   0.594           + 5.45
1991                        9.31        9.73                --                   0.597           +11.28
1992                        9.73        9.89                --                   0.582           + 7.88
1993                        9.89       10.42                --                   0.538           +11.04
1994                       10.42        9.52                --                   0.521           - 3.69
1995                        9.52       10.13                --                   0.519           +12.13
1996                       10.13        9.99                --                   0.470           + 3.39
1/1/97--7/31/97             9.99       10.32                --                   0.246           + 5.99
                                                                                ------
                                                                          Total $4.790

                                                          Cumulative total return as of 7/31/97: +78.98%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*    % Change**
11/26/86--12/31/86        $10.00      $ 9.94                --                  $0.030           - 0.10%
1987                        9.94        9.27                --                   0.579           - 1.09
1988                        9.27        9.29                --                   0.564           + 6.43
1989                        9.29        9.41                --                   0.577           + 7.74
1990                        9.41        9.31                --                   0.566           + 5.14
1991                        9.31        9.73                --                   0.568           +10.94
1992                        9.73        9.89                --                   0.552           + 7.55
1993                        9.89       10.42                --                   0.507           +10.71
1994                       10.42        9.52                --                   0.490           - 3.99
1995                        9.52       10.13                --                   0.488           +11.79
1996                       10.13        9.99                --                   0.438           + 3.07
1/1/97--7/31/97             9.99       10.32                --                   0.228           + 5.80
                                                                                ------
                                                                          Total $5.587

                                                          Cumulative total return as of 7/31/97: +84.16%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*    % Change**
10/21/94--12/31/94        $ 9.70      $ 9.52                --                  $0.093           - 0.89%
1995                        9.52       10.13                --                   0.493           +11.84
1996                       10.13        9.99                --                   0.436           + 3.04
1/1/97--7/31/97             9.99       10.31                --                   0.227           + 5.69
                                                                                ------
                                                                          Total $1.249

                                                          Cumulative total return as of 7/31/97: +20.72%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*    % Change**
10/21/94--12/31/94       $  9.70     $  9.52                --                  $0.100           - 0.81%
1995                        9.52       10.13                --                   0.509           +12.02
1996                       10.13        9.99                --                   0.460           + 3.29
1/1/97--7/31/97             9.99       10.31                --                   0.240           + 5.83
                                                                                ------
                                                                          Total $1.309

                                                          Cumulative total return as of 7/31/97: +21.46%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



Average Annual
Total Return
                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**
Class A Shares*

Year Ended 6/30/97                         +7.22%         +6.14%
Five Years Ended 6/30/97                   +5.91          +5.70
Inception (10/31/88) through 6/30/97       +6.58          +6.46

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**
Class B Shares*

Year Ended 6/30/97                         +6.99%         +5.99%
Five Years Ended 6/30/97                   +5.58          +5.58
Ten Years Ended 6/30/97                    +6.21          +6.21

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**
Class C Shares*

Year Ended 6/30/97                         +6.96%         +5.96%
Inception (10/21/94) through 6/30/97       +6.10          +6.10

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**
Class D Shares*

Year Ended 6/30/97                         +7.11%         +6.04%
Inception (10/21/94) through 6/30/97       +6.34          +5.94

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                                                     12 Month    3 Month
                                                   7/31/97     4/30/97   7/31/96     % Change    % Change
Class A Shares*                                     $10.32      $9.87     $9.87       +4.56%      +4.56%
Class B Shares*                                      10.32       9.87      9.87       +4.56       +4.56
Class C Shares*                                      10.31       9.87      9.87       +4.46       +4.46
Class D Shares*                                      10.31       9.87      9.87       +4.46       +4.46
Class A Shares--Total Return*                                                         +9.39(1)    +5.72(2)
Class B Shares--Total Return*                                                         +9.04(3)    +5.63(4)
Class C Shares--Total Return*                                                         +8.91(5)    +5.53(4)
Class D Shares--Total Return*                                                         +9.17(6)    +5.59(7)
Class A Shares--Standardized 30-day Yield             4.25%
Class B Shares--Standardized 30-day Yield             3.98%
Class C Shares--Standardized 30-day Yield             3.97%
Class D Shares--Standardized 30-day Yield             4.15%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.451 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.111 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.419 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.103 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.417 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.441 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.108 per share ordinary income dividends.

PORTFOLIO COMPOSITION

For the Quarter Ended July 31, 1997

Top Ten States*

California                                  15.67%
New York                                    14.99
Washington                                  12.20
Illinois                                     5.25
Ohio                                         4.49
Wisconsin                                    4.24
West Virginia                                3.59
Utah                                         3.54
Alaska                                       3.51
Louisiana                                    3.13
                                           -------
Total Top Ten                               70.61
Total Others                                29.39
                                           -------
Total Portfolio                            100.00%
                                           =======

Net assets as of July 31, 1997 were $225,742,789.

Quality Ratings*

(Based on Nationally Recognized Rating Services)

A pie chart depicting quality ratings of the fund's investments.

AAA/Aaa                  52%
AA/Aa                    16%
A/A                      17%
BBB/Baa                   5%
NR++                      2%
Other++++                 8%

[FN]
   *Based on total market value of the portfolio as of July 31, 1997.
  ++Not Rated.
++++Temporary investments in short-term municipal securities.